SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                 First Amended

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report: (Date of earliest event reported): October 31, 2005


                       COMMISSION FILE NUMBER 000-28485

                                POP3 MEDIA CORP.
            ________________________________________________________
             (Exact Name of Registrant as Specified in Its Charter)


             Nevada                                             88-0380343
________________________________________________________________________________
(State or Other Jurisdiction of                               (I.R.S. Employer
 Incorporation or Organization)                              Identification No.)


 2451 W. BIRCHWOOD AVENUE, SUITE 105, MESA, ARIZONA                     85202
________________________________________________________________________________
      (Address of Principal Executive Offices)                       (Zip Code)


                                  480-393-0423
              ____________________________________________________
              (Registrant's Telephone Number, Including Area Code)


                                 (480) 894-0311
          ____________________________________________________________
             (Former telephone number, if changed since last report)



Section 5 - Corporate Governance and Management

     Item 5.02 Departure of Directors or Principal Officers; Election of Directors;

On October 31, 2005, John Aquilino resigned as Chief Executive Officer and President of the Registrant without conflict or disagreement.

On October 31, 2005 the Board of Directors elected Ari Bass to the Board of Directors and filled the vacancy of the Chief Executive Officer of the Registrant by appointing Ari Bass.

Mr. Bass holds a Juris Doctorate from Vanderbilt University School of Law and a Bachelor's Degree from New York University. He has spent more than a decade in upper management positions in entertainment sales and marketing as well as film production, writing, recording and performing.


Section 8 - Other Events

 Item 8.01 Other Events

The Registrant's new Corporate telephone number is 480-393-0423 and the Registrant's new telephone number for Investor Relations is 888-287-0978.


                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto authorized.

                                                  POP3 MEDIA CORP.

                                                  By:  /s/ John  Aquilino
November 2, 2005                                    --------------------------
                                                           John  Aquilino
                                                           President